The Adams Express Company
-------------------------------------------------


Board of Directors                                        [ART APPEARS HERE]

Enrique R. Arzac/1,4/     Douglas G. Ober/1/
Daniel E. Emerson/2,4/    Landon Peters/2,4/
Thomas H. Lenagh/2,3/     John J. Roberts/1,4/
W. D. MacCallan/1,3/      Susan C. Schwab/1,3/
W. Perry Neff/1,2/        Robert J.M. Wilson/3,4/
                                                        [ADAMS EXPRESS CO LOGO]
1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee
                                                         Third Quarter Report
Officers                                                 --------------------
                                                          September 30, 2000
Douglas G. Ober           Chairman and
                           Chief Executive Officer
Joseph M. Truta           President
Richard F. Koloski        Executive Vice President
Richard B. Tumolo         Vice President--Research
Lawrence L. Hooper, Jr.   Vice President,
                           Secretary and
                           General Counsel
Maureen A. Jones          Vice President and
                           Treasurer
Christine M. Sloan        Assistant Treasurer
Geraldine H. Stegner      Assistant Secretary

                     ----------
                     Stock Data
                     ----------

Price (9/30/00)                      $38.625
Net Asset Value (9/30/00)            $42.61
Discount:                              9.4%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                ---------------------
                Distributions in 2000
                ---------------------

From Investment Income               $0.29
From Net Realized Gains               0.07
                                     -----
    Total                            $0.36
                                     =====

             ---------------------------
             2000 Dividend Payment Dates
             ---------------------------

                  March 1, 2000
                  June 1, 2000
                  September 1, 2000           building for the future
                  December 27, 2000*                  with solid investments(R)

             *Anticipated

                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the nine months ended September 30, 2000. In addition, a schedule of investments, and summary finan-cial information for the Company are provided.

Net assets of the Company at September 30, 2000 were $42.61 per share on 52,533,567 shares outstanding, compared with $40.28 per share at December 31, 1999, on 53,894,827 shares outstanding. On March 1, 2000, a distribution of $0.12 per share was paid consisting of $0.07 from 1999 long-term capital gain and $0.05 from 2000 investment income. All are taxable in 2000.
Regular 2000 investment income dividend of $0.12 per share were paid on June 1, 2000 and September 1, 2000.

Net investment income for the nine months ended September 30, 2000 amounted to $14,087,205, compared with $15,236,955 for the same period in 1999. These earnings are equal to $0.26 and $0.29 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the nine months ended September 30, 2000 amounted to $130,233,783, the equivalent of $2.48 per share.

The Company realized a total investment return on its net asset value (with reinvestment of income and capital gains distributions) of 6.8% in the nine months ended September 30, 2000. The return on the market price of our stock was 10.2%, reflecting the narrowing of the discount of the market price from the net asset value from 16.7% at the beginning of 2000 to 9.4% at the end of September. The Company's performance on both its net asset value and market price compare favorably to the (6.3)% return of the Dow Jones Industrial Aver-age and the (1.4)% return of the Standard & Poor's 500 Composite Index.

On September 18, 2000, the Board of Directors declared a 3-for-2 split of the Company's shares in the form of a 50% stock dividend to be paid on October 19, 2000. The excellent performance of the Company over the past several years has been reflected in the stock price and the Board felt that by splitting the stock, it would be more attractive to investors and its liquidity would in-crease. This would serve the shareholders well. Specific information regarding the split will be mailed to shareholders with their new shares.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/ premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 10 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,


Douglas G. Ober,
Chairman and Chief   Joseph M. Truta,
Executive Officer    President


October 20, 2000

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                         September 30, 2000 (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $844,911,347)                           $2,106,721,754
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $24,134,839)                                50,899,200
 Short-term investments (cost $76,349,031)          76,349,031 $2,233,969,985
------------------------------------------------------------------------------
Cash                                                                  185,729
Securities lending collateral                                     343,796,861
Receivables:
 Investment securities sold                                         7,046,910
 Dividends and interest                                               944,451
Prepaid expenses and other assets                                   6,530,498
------------------------------------------------------------------------------
  Total Assets                                                  2,592,474,434
------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                     3,442,536
Open written option contracts at value
 (proceeds $905,328)                                                  680,438
Obligations to return securities lending
 collateral                                                       343,796,861
Accrued expenses                                                    6,282,074
------------------------------------------------------------------------------
  Total Liabilities                                               354,201,909
------------------------------------------------------------------------------
  Net Assets                                                   $2,238,272,525
------------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 52,533,567 shares                                 $   52,533,567
Additional capital surplus                                        767,281,432
Undistributed net investment income                                  (750,000)
Undistributed net realized gain on investments                    130,407,868
Unrealized appreciation on investments                          1,288,799,658
------------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $2,238,272,525
------------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $42.61
------------------------------------------------------------------------------

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                Nine Months Ended September 30, 2000 (unaudited)

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $ 13,951,223
   From non-controlled affiliate                                    568,740
  Interest                                                        3,822,537
  Securities lending                                                874,386
----------------------------------------------------------------------------
   Total income                                                  19,216,886
----------------------------------------------------------------------------
 Expenses:
  Investment research                                             2,614,881
  Administration and operations                                   1,151,776
  Directors' fees                                                   140,500
  Reports and stockholder communications                            290,435
  Transfer agent, registrar and custodian expenses                  298,872
  Auditing and accounting services                                   90,928
  Legal services                                                     78,412
  Occupancy and other office expenses                               199,257
  Travel, telephone and postage                                     101,755
  Other                                                             162,865
----------------------------------------------------------------------------
   Total expenses                                                 5,129,681
----------------------------------------------------------------------------
   Net Investment Income                                         14,087,205
----------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                     130,076,472
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                        157,311
 Change in unrealized appreciation on investments                (9,863,028)
----------------------------------------------------------------------------
   Net Gain on Investments                                      120,370,755
----------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $134,457,960
----------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Nine Months        Year Ended
                                             Ended Sept. 30, 2000 Dec. 31, 1999
                                             -------------------- -------------
                                                 (unaudited)
From Operations:
 Net investment income                          $   14,087,205    $   19,143,783
 Net realized gain on investments                  130,233,783       106,820,166
 Change in unrealized appreciation on
  investments                                       (9,863,028)      419,522,952
---------------------------------------------------------------------------------
  Increase in net assets resulting from
   operations                                      134,457,960       545,486,901
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                             (15,339,628)      (20,231,884)
 Net realized gain from investment
  transactions                                      (3,741,681)     (106,865,901)
---------------------------------------------------------------------------------
  Decrease in net assets from distributions        (19,081,309)     (127,097,785)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of
  exercised options and distributions                  116,850        65,780,453
 Cost of shares purchased (note 4)                 (48,022,851)       (1,448,030)
---------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                    (47,906,001)       64,332,423
---------------------------------------------------------------------------------
  Total Increase in Net Assets                      64,470,650       482,721,539
Net Assets:
 Beginning of period                             2,170,801,875     1,688,080,336
---------------------------------------------------------------------------------
 End of period (including undistributed net
  investment
  income of $(750,000) and $502,423,
  respectively)                                 $2,238,272,525    $2,170,801,875
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                   Notes to Financial Statements (unaudited)

-------------------------------------------------------------------------------

1. Significant Accounting Policies
The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.
Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.
Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.
Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.
2. Federal Income Taxes
The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at September 30, 2000 was $945,588,490, and net unrealized appreciation aggregated $1,289,286,823 of which the related gross unrealized appreciation and depreciation were $1,372,138,358 and 82,851,535, respectively.
Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribu-tion under income tax regulations.
3. Investment Transactions
Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2000 were $196,973,516 and $254,580,326, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended September 30, 2000. All investment deci-sions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.
4. Capital Stock
The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. At the begin-ning of 2000, the Company had purchased and was holding 43,500 shares of com-mon stock at a total cost of $1,448,030 and a weighted average discount from net asset value of 16.2% During the nine months ended September 30, 2000, the Company purchased 1,364,300 shares of common stock at a total cost of $48,022,851 and a weighted average discount from net asset value of 13.9%. At September 30, 2000, the Company held a total of 1,407,800 shares of its common stock.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2000, 253,050 options were outstanding, with a weighted average exercise price of $12.5875 per share. During the nine months ended September 30, 2000, the Company granted options including stock appreciation rights for 22,508 shares of common stock with a weighted average exercise price of $33.3125. Stock appreciation rights relating to 43,227 stock option shares were exercised at a weighted average market price of $35.7225 per share and the stock options relating to those rights, which had a weighted average exercise price of $10.46 per share, were cancelled. In addition, 3,040 stock options were exercised at a price of $24.1825 per share in which the related market price per share was $38.4375. Stock options and stock appreciation rights relating to 3,001 shares were can-celled during the nine months ended September 30, 2000. At September 30, 2000, there were outstanding exercisable options to purchase 66,286 common shares at $7.9850-24.1825 per share (weighted average price of $10.8669), and unexercisable options to purchase 160,004 common shares at $7.9850-$33.2425 per share (weighted average price of $16.0702). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is
4.1716 years and 6.0164 years, respectively. Total compensation expense recog-nized for the nine months ended September 30, 2000 related to the stock op-tions and stock appreciation rights plan was $1,176,533. At September 30, 2000, there were 886,714 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the nine months ended September 30, 2000 was $425,133, and consisted of service cost of $134,750, interest cost of $253,516, expected return on plan assets of $669,991, and net amortization credit of $143,408.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

-------------------------------------------------------------------------------


On January 1, 2000, the projected benefit obligation for service rendered to date was $4,322,841. During the nine months ended September 30, 2000, the pro-jected benefit obligation increased due to service cost and interest cost of $134,750 and $253,516, respectively, and decreased due to benefit payments in the amount of $146,358. The projected benefit obligation September 30, 2000 was $4,564,749.

On January 1, 2000, the actual fair value of plan assets was $11,264,093. Dur-ing the nine months ended September 30, 2000, the fair value of plan assets increased due to the expected return on plan assets of $669,991 and decreased due to benefit payments in the amount of $146,358. At September 30, 2000, the projected fair value of plan assets amounted to $11,787,726 which resulted in excess plan assets of $7,222,977. The remaining components of prepaid pension cost at September 30, 2000 included $1,995,700 in unrecognized net gain, $568,355 in unrecognized prior service cost and $119,903 is the remaining por-tion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses and other assets at September 30, 2000 was $5,675,729.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at September 30, 2000 for employees and former employees of the Company was $5,852,814. Aggregate remuneration paid or accrued during the nine months ended September 30, 2000 to officers and directors amounted to $3,223,163.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $125,083 for the nine months ended September 30, 2000.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 2000, the Company had securities on loan of $322,681,996 and held collateral of $343,796,861.

                             Financial Highlights

-------------------------------------------------------------------------------

                                            Nine Months Ended
                                         ------------------------
                                               (unaudited)
                                                                                    Year Ended December 31
                                          Sept. 30,    Sept. 30,   ---------------------------------------------------------
                                            2000         1999         1999        1998        1997        1996       1995
                                         -----------  -----------  ----------- ----------- ----------- ----------- ---------
Per Share Operating Performance
Net asset value, beginning of period         $40.28       $32.54      $32.54       $28.51     $23.71       $21.36    $17.98
----------------------------------------------------------------------------------------------------------------------------
Net investment
 income                                        0.26         0.29        0.37         0.45       0.43         0.52      0.50
Net realized gains and change in
 unrealized appreciation and other
 changes                                       2.43         1.42        9.82         5.68       6.33         3.55      4.54
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               2.69         1.71       10.19         6.13       6.76         4.07      5.04
Less
 distributions
Dividends from net investment income          (0.29)       (0.30)      (0.39)       (0.45)     (0.44)       (0.52)    (0.52)
Distributions from net realized gains         (0.07)       (0.06)      (2.06)       (1.65)     (1.52)       (1.20)    (1.14)
----------------------------------------------------------------------------------------------------------------------------
Total
 distributions                                (0.36)       (0.36)      (2.45)       (2.10)     (1.96)       (1.72)    (1.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $42.61       $33.89      $40.28       $32.54     $28.51       $23.71    $21.36
----------------------------------------------------------------------------------------------------------------------------
Per share market price, end of period        $38.625      $28.625     $33.5625     $26.625    $24.1875     $19.75    $18.50
Total Investment Return
Based on market
 price                                        10.2%         8.9%       36.1%        19.3%      33.1%        16.4%     29.5%
Based on net
 asset value                                   6.8%         5.5%       33.6%        23.7%      30.7%        21.0%     29.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)     $2,238,273   $1,758,245   $2,170,802  $1,688,080  $1,424,170  $1,138,760  $986,231
Ratio of expenses to average net assets        0.31%/+/     0.25%/+/    0.32%        0.22%      0.39%        0.34%     0.46%
Ratio of net investment income to
 average net
 assets                                        0.85%/+/     1.16%/+/    1.06%        1.48%      1.61%        2.30%     2.51%
Portfolio
 turnover                                     12.24%/+/    17.24%/+/   15.94%       22.65%     17.36%       19.60%    23.98%
Number of shares outstanding at
 end of period (in 000's)                    52,534       51,877       53,895      51,877      49,949      48,037    46,166

--------
/+/ Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                         September 30, 2000 (unaudited)

                                                 Prin. Amt.
                                                  or Shares    Value (A)
                                                 ----------    ---------

Stocks And Convertible Securities -- 96.4%
 Basic Materials -- 1.5%
 Cabot Corp.                                         470,000 $   14,893,125
 Engelhard Corp.                                     530,000      8,612,500
 Mead Corp.                                          400,000      9,350,000
                                                             --------------
                                                                 32,855,625
                                                             --------------
 Capital Goods -- 13.3%
 Black & Decker Corp.                                300,000     10,256,250
 Corning, Inc.                                       390,000    115,830,000
 Dover Corp.                                         260,000     12,203,750
 General Electric Co.                              1,900,000    109,606,251
 Honeywell Int'l. Co.                                360,000     12,825,000
 Minnesota Mining & Manufacturing Co.                265,000     24,148,125
 Pall Corp.                                          600,000     11,962,500
                                                             --------------
                                                                296,831,876
                                                             --------------
 Communication Services -- 12.1%
 Telecommunications -- Cellular and Wireless --
   3.4%
 MediaOne Group, Inc.
  6.25% PIES due 2001                                 85,000      7,081,562
 Nextel Communications Inc.
  5.25% Conv. Notes
  due 2010                                       $10,000,000      9,337,500
 Nextel Communications Inc. (B)                    1,040,000     48,620,000
 Vodafone Group plc ADS                              287,500     10,637,500
                                                             --------------
                                                                 75,676,562
                                                             --------------
 Telecommunications -- Long Distance -- 3.2%
 Qwest Communications International, Inc.
  5.75% TRENDS Pfd.
  due 2003 (C)                                       125,000      9,687,500
 Qwest Communications International, Inc. (B)        760,000     36,527,500
 Williams Communications Group, Inc. (B)             493,700      9,874,000
 WorldCom, Inc. (B)                                  550,000     16,706,250
                                                             --------------
                                                                 72,795,250
                                                             --------------
 Telephone -- 5.5%
 American Tower Corp.
  5.00% Conv. Notes
  due 2010                                       $10,000,000      9,625,000
 BellSouth Corp.                                     440,000     17,710,000
 Global Crossing Ltd. 6.75% Conv. Pfd. due 2012       40,000     10,015,000
 Global Crossing Ltd. (B)                            644,000     19,964,000
 RCN Corp. (B)                                       280,000      5,810,000
 SBC Communications Inc.                             787,960     39,398,000
 Time Warner Telecom Inc. (B)                        404,500     19,542,406
                                                             --------------
                                                                122,064,406
                                                             --------------

                                                    Prin. Amt.
                                                    or Shares    Value (A)
                                                    ----------   ---------

 Consumer -- 4.9%
 Consumer Cyclical -- 1.1%
 Delphi Automotive, Inc.                              690,000  $   10,436,250
 Tiffany & Co.                                        350,000      13,496,875
                                                               --------------
                                                                   23,933,125
                                                               --------------
 Consumer Staples -- 3.8%
 Coca-Cola Co.                                        170,000       9,371,250
 Dean Foods Co.                                       300,000       9,975,000
 Fort James Corp.                                     446,000      13,630,875
 Interstate Bakeries Corp.                            138,000       2,018,250
 Ivex Packaging Corp. (B)                             928,000       9,106,000
 McDonald's Corp.                                     560,000      16,905,000
 PepsiCo, Inc.                                        295,000      13,570,000
 Time Warner Inc.                                     148,752      11,639,844
                                                               --------------
                                                                   86,216,219
                                                               --------------
 Energy -- 8.7%
 BP Amoco plc ADR                                     270,000      14,310,001
 Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES    202,500      37,133,437
 Calpine Corp. (B)                                     50,000       5,218,750
 Enron Corp.                                          500,000      43,812,500
 Exxon Mobil Corp.                                    158,418      14,119,004
 Petroleum & Resources
  Corporation (D)                                   1,210,085      50,899,200
 Schlumberger Ltd.                                     88,400       7,276,425
 Williams Companies, Inc.                             500,000      21,125,000
                                                               --------------
                                                                  193,894,317
                                                               --------------
 Financial -- 13.8%
 Banking -- 8.6%
 Associates First Capital Corp.
  Ser. A                                              546,800      20,778,400
 Bank One Corp.                                       330,000      12,746,250
 BankNorth Group, Inc.                                474,000       8,472,750
 Federal Home Loan Mortgage Corp.                     345,000      18,651,563
 Greenpoint Financial Corp.                           435,000      12,886,875
 Investors Financial Services Corp.                   700,000      44,187,500
 Mellon Financial Corp.                               420,000      19,477,500
 National City Corp.                                  160,000       3,540,000
 Provident Bankshares Corp.                           319,068       5,344,389
 Wachovia Corp.                                       190,000      10,770,625
 Wells Fargo & Co.                                    550,000      25,265,625
 Wilmington Trust Corp.                               210,000      11,261,250
                                                               --------------
                                                                  193,382,727
                                                               --------------

--------------------------------------------------------------------------------

                         September 30, 2000 (unaudited)

                                                     Prin. Amt.
                                                      or Shares    Value (A)
                                                     ----------    ---------

 Insurance -- 5.2%
 AMBAC Financial Group, Inc.                             379,600 $   27,805,700
 American International Group, Inc.                      759,375     72,662,697
 Annuity & Life Re (Holdings), Ltd.                      700,000     16,887,500
                                                                 --------------
                                                                    117,355,897
                                                                 --------------
 Health Care -- 10.6%
 Abbott Laboratories                                     255,000     12,128,438
 ALZA Corp. (B)                                          240,000     20,760,000
 American Home Products Corp.                            300,000     16,968,750
 Baxter International                                    255,000     20,352,188
 Chiron Corp. (B)                                        550,000     24,750,000
 Elan Corp., plc ADR (B)                                 550,000     30,112,500
 Johnson & Johnson                                       180,000     16,908,750
 Lilly (Eli) & Co.                                       210,000     17,036,250
 Merck & Co., Inc.                                       250,000     18,609,375
 Pharmacia Corp.                                         368,900     22,203,169
 SmithKline Beecham plc ADR                              220,000     15,097,500
 Vertex Pharmaceuticals Inc. 5.00% Conv. Sub. Notes
  due 2007 (C)                                       $10,000,000     21,700,000
                                                                 --------------
                                                                    236,626,920
                                                                 --------------
 Technology -- 27.9%
 Communication Equipment -- 10.6%
 Ericsson (L.M.) Telephone Co. ADR                     3,133,333     46,412,495
 Lucent Technologies Inc.                                508,920     15,553,868
 Motorola, Inc.                                          485,622     13,718,822
 Nokia Corp. ADR                                       1,840,000     73,255,000
 Nortel Networks Corp.                                 1,490,000     88,748,125
                                                                 --------------
                                                                    237,688,310
                                                                 --------------

                                                         Prin.
                                                         Amt.
                                                       or Shares   Value (A)
                                                       ---------   ---------

 Computer Related -- 11.9%
 Axent Technologies Inc.(B)                              445,000 $    9,595,312
 BMC Software Inc. (B)                                   310,000      5,928,750
 Cisco Systems, Inc. (B)                               1,835,000    101,383,750
 Diamond Technology Partners Inc. (B)                     48,000      3,564,000
 First Data Corp.                                        343,980     13,436,719
 Hewlett-Packard Co.                                     200,000     19,400,000
 Oracle Corp. (B)                                        590,000     46,462,500
 QRS Corp. (B)                                           585,000      8,811,563
 Sapient Corp. (B)                                     1,150,000     46,790,625
 Sun Microsystems Inc. (B)                               105,000     12,258,750
                                                                 --------------
                                                                    267,631,969
                                                                 --------------
 Electronics -- 5.4%
 Intel Corp.                                             680,000     28,262,500
 Solectron Corp. (B)                                   2,000,000     92,250,000
                                                                 --------------
                                                                    120,512,500
                                                                 --------------
 Transportation -- 0.5%
 Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
  due 2029                                                15,000        669,375
 Canadian National Railway Co.                            60,000      1,758,750
 Ryder System, Inc.                                      445,000      8,204,688
                                                                 --------------
                                                                     10,632,813
                                                                 --------------
 Utilities -- 3.1%
 Black Hills Corp.                                       555,000     15,574,688
 CINergy Corp.                                           300,000      9,918,750
 Duke Energy Corp.                                       262,000     22,466,500
 ENDESA, S.A. ADR                                        170,000      3,187,500
 Northwestern Corp.                                      500,000      9,750,000
 TECO Energy, Inc.                                       300,000      8,625,000
                                                                 --------------
                                                                     69,522,438
                                                                 --------------
Total Stocks and Convertible Securities
 (Cost $869,046,186) (E)                                          2,157,620,954
                                                                 --------------

-------------------------------------------------------------------------------

                        September 30, 2000 (unaudited)

                                                Prin. Amt.    Value (A)
                                                ----------    ---------
Short-Term Investments --3.4%
 U.S. Government Obligations --0.7%
 U.S. Treasury Bills,
  6.11%, due 11/24/00                           $15,000,000 $   14,862,564
                                                            --------------
 Certificates of Deposit -- 0.5%
 Old Kent Bank & Trust Co., 6.52%, due 12/27/00  11,400,000     11,400,000
                                                            --------------
 Commercial Paper --2.2%
 Chevron USA, 6.49-6.50%, due 10/3/00-10/12/00   11,495,000     11,483,145
 Ford Motor Credit Corp.,
  6.49%, due 10/19/00-10/31/00                   10,850,000     10,800,784

                                                Prin. Amt.    Value (A)
                                                ----------    ---------
 General Electric Capital Corp., 6.48-6.50%,
  due 10/6/00-11/9/00                           $12,625,000 $   12,561,760
 Hertz Corp., 6.52%, due 10/5/00                  9,100,000      9,093,408
 Texaco, Inc., 6.48%,
  due 10/17/00-10/26/00                           6,170,000      6,147,370
                                                            --------------
                                                                50,086,467
                                                            --------------
Total Short-Term Investments
 (Cost $76,349,031)                                             76,349,031
                                                            --------------
Total Investments
 (Cost $945,395,217)                                         2,233,969,985
 Cash, receivables and other assets, less
  liabilities                                                    4,302,540
                                                            --------------
Net Assets -- 100.0%                                        $2,238,272,525
                                                            ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Presently non-dividend paying.
(C) Restricted securities (Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750, and Vertex Phar-maceuticals Inc. Conv. Sub Notes due 2007, acquired 3/9/00, cost $10,000,000).
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at September 30, 2000 covering open call option contracts written was $18,621,875. In addition, the aggregate market value of securities segregated by the custodian re-quired to collateralize open put option contracts written was $13,932,500.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                                Dividends    Distributions
                                                       Net         from          from
                                          Common      Asset   Net Investment Net Realized
                            Value of      Shares    Value per     Income         Gains
Dec. 31                    Net Assets   Outstanding   Share     per Share      per Share
-------                    ----------   ----------- --------- -------------- -------------
1990.................... $  529,482,769 31,479,340   $16.82        $.66          $1.06
1991....................    661,895,779 32,747,497    20.21         .54           1.09
1992....................    696,924,779 34,026,625    20.48         .46           1.16
1993....................    840,610,252 42,497,665    19.78         .45           1.18
1994....................    798,297,600 44,389,990    17.98         .50           1.10
1995....................    986,230,914 46,165,517    21.36         .52           1.14
1996....................  1,138,760,396 48,036,528    23.71         .52           1.20
1997....................  1,424,170,425 49,949,239    28.51         .44           1.52
1998....................  1,688,080,336 51,876,651    32.54         .45           1.65
1999....................  2,170,801,875 53,894,827    40.28         .39           2.06
September 30, 2000
 (unaudited)............  2,238,272,525 52,533,567    42.61         .29            .07

------------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.
------------------------------------------------------------------------------

                   Principal Changes in Portfolio Securities

--------------------------------------------------------------------------------

                During the Three Months Ended September 30, 2000
                                  (unaudited)

                                              Shares
                               ----------------------------------------------
                                                                    Held
                               Additions       Reductions      Sept. 30, 2000
                               ---------       ----------      --------------

American International Group,
 Inc.                             253,125/(1)/                      759,375
AT&T Corp.                        134,321/(2)/    134,321/(2)/       --
Cabot Corp.                       395,000                           470,000
Diamond Technology Partners
 Inc.                              48,000                            48,000
Duke Energy Corp.                 262,000                           262,000
Engelhard Corp.                   135,000                           530,000
Intel Corp.                       340,000/(1)/                      680,000
Minnesota Mining &
 Manufacturing Co.                265,000                           265,000
Sapient Corp.                     575,000/(1)/                    1,150,000
Sun Microsystems Inc.              55,000                           105,000
Tiffany & Co.                     175,000/(1)/                      350,000
ALZA Corp.                                        100,000           240,000
American Home Products Corp.                      125,000           300,000
Avery Dennison Corp.                               70,000            --
Corning Inc.                                       35,000           390,000
Elan Corp.                                        155,000           550,000
ENDESA, S.A. ADR                                  180,000           170,000
Fort James Corp.                                  254,000           446,000
Investors Financial Services
 Corp.                                            100,000           700,000
Lilly (Eli) & Co.                                  80,000           210,000
Merck & Co., Inc.                                  50,000           250,000
MediaOne Group, Inc.                              150,000/(2)/       --
SmithKline Beecham plc ADR                         40,000           220,000
United Water Resources Inc.                       600,000/(3)/       --

--------
/(1)/By stock split.
/(2)/Received for shares of MediaOne Group, Inc. held.
/(3)/Received cash for entire position of United Water Resources, Inc. held.
                              ------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
                           The Adams Express Company
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                        E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                       $2.50 per investment
 Brokerage Commission                   $0.05 per share

Reinvestment of Dividends**
 Service Fee                     10% of amount invested
                       (maximum of $2.50 per investment)

 Brokerage Commission $0.05 per share

Sale of Shares
 Service Fee                                     $10.00
 Brokerage Commission                   $0.05 per share

Deposit of Certificates for safekeeping        Included

Book to Book Transfers                         Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)        $500.00
Minimum optional investment
 (existing holders)                              $50.00
Electronic Funds Transfer (monthly minimum)      $50.00
Maximum per transaction                      $25,000.00
Maximum per year                                   NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                           -----------

The Company                              The Transfer Agent
The Adams Express Company                The Bank of New York
Lawrence L. Hooper, Jr.,                 Shareholder Relations
Vice President, Secretary and             Dept.-8W
 General Counsel                         P.O. Box 11258
Seven St. Paul Street,                   Church Street Station
 Suite 1140                              New York, NY 10286
Baltimore, MD 21202                      (800) 432-8224
(800) 638-2479                           Website:
Website:                                 http://stock.bankofny.com
www.adamsexpress.com                     E-mail:
E-mail:                                  Shareowner-svcs@
contact@adamsexpress.com                 bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly is-sued shares of common stock in which event there would be no fees or commis-sions in connection with this dividend and capital gain distribution.

10